This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that
Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan
Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement
Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such
Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement
Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved.
Changes to the assumptions may have a material impact on any returns detailed.
Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan
Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.
We recommend that such investors obtain the advice of their Morgan Stanley,
Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED
BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                 MORGAN STANLEY
                   CDC IXIS CAPITAL MARKETS NORTH AMERICA INC.
                                  CDC 2004-HE4
                                    ARM LOANS

TABLE OF CONTENTS

1. Documentation Level
----------------------
2. Credit Score
---------------
3. Range of Combined Original LTV Ratios (%)
--------------------------------------------
4. Documentation Level Greater than 85% LTV
-------------------------------------------

1.   DOCUMENTATION LEVEL

------------------------------------------------------------------------------------------------------------------------------------
                                                                   % OF
                                                                  MORGAGE
                                                     AGGREGATE    POOL BY      AVG      WEIGHTED                WEIGHTED
                                           NUMBER     CUT-OFF    AGGREGATE   MORTGAGE    AVERAGE    WEIGHTED    AVERAGE
                                             OF        DATE       CUT-OFF      LOAN       GROSS      AVERAGE    COMBINED   WEIGHTED
                                          MORTGAGE   PRINCIPAL   PRINCIPAL  PRINCIPAL   INTEREST      GROSS     ORIGINAL    AVERAGE
DOCUMENTATION LEVEL                        LOANS      BALANCE     BALANCE    BALANCE      RATE       MARGIN       LTV     FICO SCORE
------------------------------------------------------------------------------------------------------------------------------------

Full Documentation                         1,450     230,909,386    49.01    159,248      7.631       6.709      81.28     602.3
------------------------------------------------------------------------------------------------------------------------------------
Stated Documentation                       1,108     225,953,194    47.96    203,929      7.383       6.608      80.22     648.2
------------------------------------------------------------------------------------------------------------------------------------
Limited                                       42      10,337,373     2.19    246,128      7.210       6.250      86.06     622.2
------------------------------------------------------------------------------------------------------------------------------------
No Ratio                                      21       3,908,889     0.83    186,138      7.655       6.084      85.20     630.3
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                     2,621     471,108,842   100.00    179,744      7.503       6.645      80.91     625.0
------------------------------------------------------------------------------------------------------------------------------------

                                       Top
                                       ---

2.   CREDIT SCORE

------------------------------------------------------------------------------------------------------------------------------------
                                                                   % OF
                                                                  MORGAGE
                                                     AGGREGATE    POOL BY      AVG      WEIGHTED                WEIGHTED
                                           NUMBER     CUT-OFF    AGGREGATE   MORTGAGE    AVERAGE    WEIGHTED    AVERAGE
                                             OF        DATE       CUT-OFF      LOAN       GROSS      AVERAGE    COMBINED   WEIGHTED
                                          MORTGAGE   PRINCIPAL   PRINCIPAL  PRINCIPAL   INTEREST      GROSS     ORIGINAL    AVERAGE
CREDIT SCORE                               LOANS      BALANCE     BALANCE    BALANCE      RATE       MARGIN       LTV     FICO SCORE
------------------------------------------------------------------------------------------------------------------------------------

481 - 500                                      8       1,163,897     0.25    145,487      8.960       7.111      70.50     500.0
------------------------------------------------------------------------------------------------------------------------------------
501 - 520                                    179      25,027,590     5.31    139,819      8.948       7.553      72.29     511.8
------------------------------------------------------------------------------------------------------------------------------------
521 - 540                                    203      29,657,312     6.30    146,095      8.623       7.456      75.42     530.7
------------------------------------------------------------------------------------------------------------------------------------
541 - 560                                    205      30,900,415     6.56    150,734      8.525       7.528      77.14     550.8
------------------------------------------------------------------------------------------------------------------------------------
561 - 580                                    213      33,546,712     7.12    157,496      8.244       7.262      79.82     570.0
------------------------------------------------------------------------------------------------------------------------------------
581 - 600                                    275      46,939,566     9.96    170,689      7.748       6.775      80.18     590.0
------------------------------------------------------------------------------------------------------------------------------------
601 - 620                                    258      46,541,336     9.88    180,393      7.362       6.489      83.42     610.3
------------------------------------------------------------------------------------------------------------------------------------
621 - 640                                    317      61,448,003    13.04    193,842      7.222       6.434      82.84     630.4
------------------------------------------------------------------------------------------------------------------------------------
641 - 660                                    340      62,230,114    13.21    183,030      7.073       6.354      82.77     649.4
------------------------------------------------------------------------------------------------------------------------------------
661 - 680                                    215      44,119,629     9.37    205,208      6.939       6.226      83.33     669.0
------------------------------------------------------------------------------------------------------------------------------------
681 - 700                                    153      30,199,802     6.41    197,384      6.861       6.265      83.12     690.1
------------------------------------------------------------------------------------------------------------------------------------
701 - 720                                     95      21,469,334     4.56    225,993      6.725       6.158      81.36     709.8
------------------------------------------------------------------------------------------------------------------------------------
721 - 740                                     69      16,355,714     3.47    237,039      6.925       6.182      82.25     729.4
------------------------------------------------------------------------------------------------------------------------------------
741 - 760                                     48      10,898,006     2.31    227,042      6.663       5.859      81.34     748.6
------------------------------------------------------------------------------------------------------------------------------------
761 - 780                                     24       6,522,257     1.38    271,761      6.756       6.127      82.94     768.8
------------------------------------------------------------------------------------------------------------------------------------
781 - 800                                     19       4,089,155     0.87    215,219      6.497       5.905      81.26     786.7
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                     2,621     471,108,842   100.00    179,744      7.503       6.645      80.91     625.0
------------------------------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 500
Maximum: 794
Non-Zero Weighted Average: 625

                                       Top
                                       ---

3.   RANGE OF COMBINED ORIGINAL LTV RATIOS (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                    % OF
                                                                   MORGAGE
                                                      AGGREGATE    POOL BY      AVG      WEIGHTED               WEIGHTED
                                            NUMBER     CUT-OFF    AGGREGATE   MORTGAGE    AVERAGE    WEIGHTED   AVERAGE
                                              OF        DATE       CUT-OFF      LOAN       GROSS      AVERAGE   COMBINED   WEIGHTED
                                           MORTGAGE   PRINCIPAL   PRINCIPAL  PRINCIPAL   INTEREST      GROSS    ORIGINAL    AVERAGE
RANGE OF COMBINED ORIGINAL LTV RATIOS (%)   LOANS      BALANCE     BALANCE    BALANCE      RATE       MARGIN      LTV     FICO SCORE
------------------------------------------------------------------------------------------------------------------------------------

15.01 - 20.00                                  2         112,543     0.02     56,272      8.340       7.840     18.33     608.1
-----------------------------------------------------------------------------------------------------------------------------------
20.01 - 25.00                                  4         306,385     0.07     76,596      7.351       6.749     23.67     608.3
-----------------------------------------------------------------------------------------------------------------------------------
25.01 - 30.00                                  3         332,911     0.07    110,970      6.698       6.274     26.56     583.9
-----------------------------------------------------------------------------------------------------------------------------------
30.01 - 35.00                                  9         979,596     0.21    108,844      7.368       6.664     32.40     610.8
-----------------------------------------------------------------------------------------------------------------------------------
35.01 - 40.00                                  9       1,006,055     0.21    111,784      8.238       7.123     37.36     556.7
-----------------------------------------------------------------------------------------------------------------------------------
40.01 - 45.00                                 15       2,288,244     0.49    152,550      7.921       7.152     42.84     575.5
-----------------------------------------------------------------------------------------------------------------------------------
45.01 - 50.00                                 21       2,973,522     0.63    141,596      8.101       7.283     48.19     556.7
-----------------------------------------------------------------------------------------------------------------------------------
50.01 - 55.00                                 29       3,378,912     0.72    116,514      7.660       6.855     53.37     589.2
-----------------------------------------------------------------------------------------------------------------------------------
55.01 - 60.00                                 57       9,625,714     2.04    168,872      7.733       6.698     58.10     590.8
-----------------------------------------------------------------------------------------------------------------------------------
60.01 - 65.00                                 84      14,204,409     3.02    169,100      7.885       6.761     63.58     569.9
-----------------------------------------------------------------------------------------------------------------------------------
65.01 - 70.00                                160      27,654,673     5.87    172,842      7.749       6.663     69.01     585.0
-----------------------------------------------------------------------------------------------------------------------------------
70.01 - 75.00                                199      33,824,034     7.18    169,970      7.794       6.805     74.22     584.4
-----------------------------------------------------------------------------------------------------------------------------------
75.01 - 80.00                              1,007     192,712,014    40.91    191,372      7.004       6.317     79.81     647.1
-----------------------------------------------------------------------------------------------------------------------------------
80.01 - 85.00                                306      52,093,812    11.06    170,241      7.887       7.022     84.56     604.8
-----------------------------------------------------------------------------------------------------------------------------------
85.01 - 90.00                                452      81,861,105    17.38    181,109      7.833       6.961     89.78     623.4
-----------------------------------------------------------------------------------------------------------------------------------
90.01 - 95.00                                178      35,295,209     7.49    198,288      7.771       6.626     94.77     642.4
-----------------------------------------------------------------------------------------------------------------------------------
95.01 - 100.00                                86      12,459,705     2.64    144,880      8.433       7.134     99.92     659.7
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                     2,621     471,108,842   100.00    179,744      7.503       6.645     80.91     625.0
-----------------------------------------------------------------------------------------------------------------------------------

Minimum: 17.30
Maximum: 100.00
Weighted Average: 80.91

                                       Top
                                       ---

4.   DOCUMENTATION LEVEL GREATER THAN 85% LTV

-----------------------------------------------------------------------------------------------------------------------------------
                                                                  % OF
                                                                 MORGAGE
                                                    AGGREGATE    POOL BY      AVG      WEIGHTED                WEIGHTED
                                          NUMBER     CUT-OFF    AGGREGATE   MORTGAGE    AVERAGE    WEIGHTED    AVERAGE
                                            OF        DATE       CUT-OFF      LOAN       GROSS      AVERAGE    COMBINED   WEIGHTED
                                         MORTGAGE   PRINCIPAL   PRINCIPAL  PRINCIPAL   INTEREST      GROSS     ORIGINAL    AVERAGE
DOCUMENTATION LEVEL GREATER THAN 85% LTV  LOANS      BALANCE     BALANCE    BALANCE      RATE       MARGIN       LTV     FICO SCORE
-----------------------------------------------------------------------------------------------------------------------------------

Full Documentation                         444      73,089,158    56.39    164,615      7.930       7.044      92.34     617.9
----------------------------------------------------------------------------------------------------------------------------------
Stated Documentation                       244      49,444,861    38.15    202,643      7.830       6.727      91.73     652.9
----------------------------------------------------------------------------------------------------------------------------------
Limited                                     17       4,776,771     3.69    280,987      7.526       6.537      92.88     628.3
----------------------------------------------------------------------------------------------------------------------------------
No Ratio                                    11       2,305,229     1.78    209,566      7.772       6.036      91.29     640.2
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                     716     129,616,019   100.00    181,028      7.874       6.887      92.11     632.1
----------------------------------------------------------------------------------------------------------------------------------

                                       Top
                                       ---